NETGEAR, INC.

AMENDMENT #2 TO EMPLOYMENT AGREEMENT

This amendment (the "Amendment") is made by and between Christine Gorjanc (the "Executive") and NETGEAR, Inc. (the "Company" and together with the Executive hereinafter collectively referred to as the "Parties") on September 21, 2009.

W I T N E S S E T H:

WHEREAS, the Parties previously entered into an employment agreement, dated November 16, 2005, and an Amendment to Employment Agreement, dated December 31, 2008 (together, the "Agreement"); and

WHEREAS, the Parties wish to amend the Agreement to modify the severance provisions to reflect Executive's promotion to Chief Financial Officer, as set forth below.

NOW, THEREFORE, for good and valuable consideration, Executive and the Company agree that the Agreement is hereby amended as follows:

    Severance. Section 6(a) of the Agreement is hereby amended as follows:

      The words "thirteen (13) weeks" shall be deleted and replaced with the words "twenty-six (26) weeks"; and

      The words "three month" shall be deleted and replaced with the words "twelve month".

    Full Force and Effect. To the extent not expressly amended hereby, the Agreement shall remain in full force and effect.

    Entire Agreement. This Amendment and the Agreement constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof.

    Successors and Assigns. This Amendment and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns, and legal representatives.

    Governing Law. This Amendment will be governed by the laws of the State of California (with the exception of its conflict of laws provisions).

oOo

IN WITNESS WHEREOF, each of the Parties has executed this Amendment, in the case of the Company by its duly authorized officer, as of the day and year set forth above.

COMPANY NETGEAR, INC.

By: /s/ Patrick Lo

Title: Chief Executive Officer

Date: September 18, 2009

EXECUTIVE By: /s/ Christine Gorjanc

Title: Chief Financial Officer

Date: September 21, 2009